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                                                                   Exhibit 10.20

                                      DEED


This Deed is made on July 11, 1994


         BETWEEN

                 Morristown-Chester Plaza Associates, L.P., a New Jersey Limited Partnership having an address c/o Michael Miller, J.D. Branmaur, Inc. 16 East 52nd Street, New York, NY 10011

                                                     referred to as the grantor,

         AND

                 Chester Plaza Shops, Inc., a Delaware corporation having an address c/o RPS Realty Trust at 733 Third Avenue, New York, New York 10017

                                                     referred to as the Grantee.


The words "Grantor" and "Grantee" shall mean all Grantors and all Grantees listed above.


         TRANSFER OF OWNERSHIP. The Grantor grants and conveys (transfers ownership of) the property described below to the Grantee. This transfer is made for the sum of Eighteen Million Ninety Five thousand six Hundred twenty Four ($18,095,624.00)

                                 The grantor acknowledges receipt of this money.


         TAX MAP REFERENCE.  (N.J.S.A. 46:15-2.1) Borough of Chester*


/  /     No property tax identification number is available on the date of this deed.  (Check box if applicable.)

         PROPERTY.        The property consists of the land and all the
buildings and structures on the land in the Borough of Chester County of Morris and State of new Jersey. the legal description is: as set forth on Schedule A annexed hereto and made a part hereof.





*        Block No. 7, Lot. No. 13-1;

         Block No. 7, Lot No. 13 (excepting out Block No. 25, Lot No. 6 on Tax Map of the Township of Chester);

         Block 7, Lot No. 14.02
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         PROMISES BY GRANTOR.  The Grantor promises that the Grantor has done no act to encumber the property. This promise is called a "covenant as to grantor's acts" (N.J.S.A. 46:4-6). This promise means that the Grantor has not allowed anyone else to obtain any legal rights which affect the property (such as by making a mortgage or allowing a judgment to be entered against the Grantor).


         SIGNATURES. The Grantor signs this Deed as of the date at the top of the fist page.


                        MORRISTOWN-CHESTER PLAZA ASSOCIATES, L.P.



                        By:                               (Seal)
                           -------------------------------
                        Michael Miller, General Partner



                                                       (Seal)
                        -------------------------------
Witnessed by:



---------------------------



STATE OF NEW YORK, COUNTY OF NEW YORK                       S.S.:

         I CERTIFY that on July 11, 1994

         Michael Miller, General Partner of Morristown-Chester Plaza Associates, L.P. personally came before me and acknowledged under oath, to my satisfaction, that this person (or if more than one, each person):

         (a) personally signed this Deed on behalf of the partnership named as Grantor in this Deed;
         (b) signed, sealed and delivered this Deed as the act and deed of said partnership; and
         (c) made this Deed on behalf of said partnership for $19,300,000 as the full and actual consideration paid or to be paid for the transfer of title. (Such consideration is defined in N.J.S.A. 46:15-5).


                                  By:
                                     -----------------------------
                                     (Print name and title below signature)

                                  JOSEPH GREENE
                                  NOTARY PUBLIC, STATE OF NEW YORK
                                  NO. 31-4522135
                                  QUALIFIED IN NEW YORK COUNTY
                                  MY COMMISSION EXPIRES AUGUST 31, 1994






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
=============================================================================================================
                              DEED                                 Dated:  July 11, 1994

 MORRISTOWN-CHESTER PLAZA ASSOCIATES, L.P.
                                                                 ============================================

                                              Grantor.             Record and return to:

                               TO                                Richard Sussman, Esq.
                                                                 Dreyer and Traub
                                                                 101 Park Avenue
 CHESTER PLAZA SHOPS, INC.                                       New York, NY  10178

                                              Grantee.
=============================================================================================================

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                                   SCHEDULE A
                                  DESCRIPTION

TRACT I:

Beginning at a point in the southwesterly side line of Seminary Avenue, said point of beginning being distant 806.50 feet, as measured in southeasterly direction, along said side line, from its point of intersection with the southeasterly side line of Maple Avenue, and running thence

(1) Still along said side line and along lands of Robert D. Barbara Martin, and also lands of William F. and Frieda Mangels, south 36 degree 39 minutes 06 seconds east 401.90 feet to a point 1.85 feet from an old iron pin which lies at the extension of the line herein described; thence

(2) Along the southeasterly line of the whole tract of which this parcel is a part, south 57 degrees 06 minutes 29 seconds west, 200.24 feet to a point; thence

(3) Along an easterly line of lands described in Deed Book 2083, Page 147 north 36 degrees 39 minutes 06 seconds west 391.94 feet to a corner therein; thence

(4) Along another line of lands described in Deed Book 2083, Page 147 north 54 degrees 15 minutes east 200.00 feet to the place of beginning.

Being known and designated as Lot 13-1 in Block 7 on the Tax Map of the Borough of Chester, Morris County, New Jersey.

TRACT II:

Beginning at a point which is the intersection of the southeasterly side line of Maple Avenue and the southwesterly side line of Seminary Avenue in the Borough of Chester, and running thence

(1) Along the southwesterly side line of Seminary Avenue, south 36 degrees 39 minutes 06 seconds east 806.50 feet to a point; thence

(2) Along the northwesterly line of lands described in Deed Book D-72 Page 545, south 54 degrees 15 minutes west 200.00 feet to a point; thence

(3) Along the southwesterly line of lands described in Deed Book D-72 Page 545, south 36 degrees 39 minutes 06 seconds east 391.94 feet to a point in the southeasterly line of the whole tract of which this parcel is a part; thence
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                                   SCHEDULE A
                            DESCRIPTION (CONTINUED)


(4) Along said land south 57 degrees 06 minutes 29 seconds west 834.78 feet to a point in the northeasterly side line of Route 206; thence

(5)      Along said side line north 25 degrees 20 minutes 50 seconds west
         661.75 feet to a point of curvature therein; thence

(6) Still along said side line in a northwesterly direction, along a curve curving to the right having a radius of 1870.08 feet, a central angle of 3 degrees 34 minutes 14 seconds and an arc length of 116.54 feet to an iron pipe found for a corner; thence

(7) Along other lands of William F. and Frieda Mangels, north 49 degrees 29 minutes 40 seconds east 346.26 feet to an iron pin found for a corner; thence

(8)      Still along said lands, north 15 degrees 37 minutes 19 seconds west
         349.50 feet to an iron pipe found for a corner in the southeasterly side line of Maple Avenue; thence

(9)      Along said side line north 49 degrees 18 minutes 43 seconds East
         406.80 feet to the place of Beginning. Being known as lot 13 in Block 7 as shown on the Tax Map of the Borough of Chester.

Excepting out the following parcel (From Deed Book 2440, Page 954).

Beginning at a concrete monument in the northeasterly side line of New Jersey State Highway Route 206 marking the fifth corner of tract of 19.7396 acres conveyed to Chester Springs Associates by Jerry J. Grogan, et al, by deed dated May 24, 1974 and recorded in the Morris County Clerk's Office in Deed Book 2298 of Deeds on Pages 959, etc., and from said point of beginning running; thence

(1) Along the fifth line of the said Chester Springs Associates tract, being along the northeasterly side line of Route 206, north 25 degrees 20 minutes 50 seconds west 140.37 feet to a point in the boundary line between Chester Township and Chester Borough; thence

(2) Along the said Chester Township boundary line north 69 degrees 29 minutes 03 seconds east 649.28 feet to a point in the fourth line of the said Chester Springs Associates tract; thence





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
                                   SCHEDULE A
                            DESCRIPTION (CONTINUED)


(3) Along the fourth line of the said Chester Springs Associates tract south 57 degrees 06 minutes 29 seconds west 652.62 feet to the point and place of beginning.

Note: The subject premises are designated on the Tax Map of the Township of Chester as Lot 6, Block 25.

Together with a non-exclusive perpetual easement for purposes of vehicular and pedestrian ingress and egress over and through, and parking at, places designated and used as and for such purposes on the premises contiguous to the above described premises and known as Chester Springs Shopping Center as same is shown on a site plan "Chester Springs Shopping Center" dated June 11, 1974 and as said shopping center may change from time to time.

Being further described as follows:

Beginning at a point, said point being the intersection of the southwesterly side line of side line of Seminary Avenue with the southeasterly side line of Maple Avenue, and running; thence

(1) along said southwesterly side line of Seminary Avenue and along said side line and along lands now or formerly of Robert D. and Barbara Martin and also lands of William F. and Frieda Mangels, South 36 degrees 39 minutes 06 seconds East 1208.40 feet to a point; thence

(2) south 57 degrees 06 minutes 29 seconds West 382.40 feet to a point. said point being on the division line of the Borough and Township of Chester; thence

(3) south 69 degrees 29 minutes 03 seconds West 649.28 feet to a point in the northeasterly side line of Route 206; thence

(4) along same northeasterly side line of Route 206 north 25 degrees 20 minutes 50 seconds West, 521.38 feet to a point of curvature; thence

(5) still along said side line in a northwesterly direction, along a curve curving to the right, having a radius of 1870.08 feet, a central angle of 3 degrees 34 minutes 14 seconds and an arc length of 116.54 feet, to an iron pipe found for a corner; thence

(6)      north 49 degrees 29 minutes 40 seconds East, 346.26 feet to a point;
         thence





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                                   SCHEDULE A
                            DESCRIPTION (CONTINUED)


(7) north 15 degrees 37 minutes 19 seconds West 349.50 feet to a point in the southeasterly side line of Maple Avenue; thence

(8) along same southeasterly side line of Maple Avenue, north 49 degrees 18 minutes 43 seconds East, 406.80 feet to the point and place of beginning.

Being in accordance with a survey made by Robert C. Edwards Associates, Inc. by John D. Harris, L.S., dated October 8, 1985.

Note: Being known and designated as Lots 13 and 13.01 in Block 7 on the Tax Map of the Borough of Chester, Morris County, New Jersey.

TRACT III:

Beginning at a point in the southerly side line of Maple Avenue said point also being the northeasterly corner of Lot 14-1, Block 7, as shown on said Tax Map.

Thence (1) North 49 degrees 53 minutes east along the said southerly side line of Maple Avenue a distance of 200.0 feet to a point and corner. Said point also being a northwesterly corner of Lot 13, Block 7 as shown on said Tax Map.

Thence (2) South 15 degrees 52 minutes east along the westerly property line of said Lot 13 a distance of 349.50 feet to a point and corner in the same.

Thence (3) South 49 degrees 53 minutes west continuing along the said westerly property line of said Lot 13 a distance of 97.36 feet to a point and corner in the same,

Thence (4) North 15 degrees 51 minutes 00 seconds along the easterly property line of Lot 14, Block 7 as shown on said Tax Map a distance of 153.26 feet to a point and corner.

Thence (5) South 76 degrees 33 minutes 00 seconds west along the northerly property line of said Lot 14 a distance of 100.00 feet to a point corner in the same. Said point also being the southeasterly corner of Lot 14-1, Block 7 as shown on said Tax Map.

Thence (6) North 13 degrees 27 minutes west along the easterly property line of said Lot 14-1 a distance of 150.00 feet to the point and place of beginning.





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
                                   SCHEDULE A
                            DESCRIPTION (CONTINUED)


Subject to a drainage easement running along the easterly and southerly property line of these premises and being twenty-five (25) feet wide and twenty
(20) feet wide respectively. Said easement and rights to same being a portion of an easement granted by Deed dated April 12, 1977 from Somerset Tire Service Incorporated to the Borough of Chester and the center line of said easement being further described as follows:

Beginning at a point in the southerly side line of Maple Avenue said point lying in the first course as described above and being distant 13.71 feet from the terminus of same, thence leaving said southerly side line of Maple Avenue the following two (2) courses of the said center line of this easement;

Thence (1) South 15 degrees 52 minutes 00 seconds east running parallel to and
12.50 feet distant there from the second course described above, a distance of
338.53 feet to an angle point;

Thence (2) South 49 degrees 53 minutes 00 seconds west running parallel to and
10.00 feet distant there from course number three (3) as described above, a distance of 83.65 feet the terminus of said easement center line in the easterly property line of said Lot 14, Block 7. Said easement extends 12.50 feet on either side of the first course and extends 10.00 feet of either side of the second course of above described easement center line.

Being further described as follows:
Beginning at a point in the southerly sideline of Maple Avenue said point also being the northeasterly corner of Lot 14-1, Block 7, as shown on said Tax Map,

Thence (1) North 50 degrees 02 minutes 04 seconds east along the said southerly side line of Maple Avenue a distance of 199.32 feet to a point and corner.
Said point also being northwesterly corner of Lot 13, Block 7 as shown on said Tax Map.

Thence (2) South 15 degrees 51 minutes 40 seconds East along the westerly property of said lot 13 a distance of 349.50 feet to a point and corner in the same.

Thence (3) South 49 degrees 15 minutes 19 seconds West continuing along the said westerly property line of said Lot 13 a distance of 97.36 feet to a point and corner in the same.

Thence (4) North 15 degrees 52 minutes 00 seconds west along the easterly property line of Lot 14, Block 7 as shown on said Tax Map a distance of 154.99 feet to a point and corner.





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                                   SCHEDULE A
                            DESCRIPTION (CONTINUED)


Thence (5) South 76 degrees 33 minutes 00 seconds West along the northerly property line of Lot 14 a distance of 100.00 feet to a point corner in the same. Said point also being the southeasterly corner of Lot 14-1, Block 7 as shown on said Tax Map.

Thence (6) North 13 degrees 27 minutes 00 seconds West along the easterly property line of Lot 14-1 a distance of 150.00 feet to the point and place of beginning.

This description for Lot 14.02 in Block 7 on Tax Map is prepared in accordance with a survey made by Associated Consultants, Land Surveyors, dated 11/15/85 and revised to 7/17/86.















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